UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 30, 2016
First Busey Corporation
 (Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
                                                                                                                                                               N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On April 30, 2016, First Busey Corporation, a Nevada corporation ("First Busey"), completed its previously announced merger (the "Merger") with Pulaski Financial Corp., a Missouri corporation ("Pulaski"), pursuant to an Agreement and Plan of Merger, dated December 3, 2015, by and between First Busey and Pulaski.  Under the terms of the Merger Agreement, Pulaski was merged into First Busey with First Busey remaining as the surviving entity.  On May 2, 2016, First Busey filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Merger and other related matters. The purpose of this filing is to amend the Form 8-K filed on May 2, 2016 to include the information required by Item 9.01(a) and (b).
Item 9.01.                Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Pulaski as of September 30, 2015 and 2014 and for each of the three years ended September 30, 2015, 2014 and 2013, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Form 10-K are filed as Exhibit 99.1 and incorporated herein by reference.
The unaudited consolidated financial statements of Pulaski as of December 31, 2015 and for the three months ended December 31, 2015 and 2014, as well as the accompanying notes thereto, filed on Form 10-Q are filed as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of First Busey as of and for the year ended December 31, 2015 and for the three months ended March 31, 2016, are filed as Exhibit 99.3 and incorporated herein by reference.
(d) Exhibits.
23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of Pulaski Financial Corp. as of September 30, 2015 and 2014 and for each of the three years ended September 30, 2015, 2014 and 2013, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Form 10-K filed by Pulaski on December 11, 2015 (File No. 000-24571))
99.2	Unaudited consolidated financial statements of Pulaski as of December 31, 2015 and for the three months ended December 31, 2015 and 2014, as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by Pulaski on February 9, 2016 (File No. 000-24571))
99.3	Unaudited pro forma condensed combined financial statements of First Busey as of and for the year ended December 31, 2015 and for the three months ended March 31, 2016

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 12, 2016	First Busey Corporation
By:       /s/ Robin N. Elliott
Name:  Robin N. Elliott
Title:    Chief Operating Officer and Chief Financial Officer